Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 906

OF THE SARBANES–OXLEY ACT OF 2002

In connection with the Quarterly Report of Q/C Technologies, Inc. (the “Company”) on Form 10-Q for the period ended June 30, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, the undersigned, Joshua Silverman, in the capacity and on the date indicated below, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 12, 2026	By:	/s/ Joshua Silverman
	Name:	Joshua Silverman
	Title:	Chief Executive Officer
(Principal Executive Officer)